SCHEDULE OF FIXED ASSETS (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Computer and equipment	$ 148,893	$ 146,925
Furniture and fixtures	17,331	17,331
Leasehold improvements	234,835	162,840
Operating / shop equipment	185,128	257,124
Transportation equipment	36,991	36,991
Total fixed assets	623,178	621,211
Less: Accumulated depreciation	552,142	335,112
Total fixed assets, net	$ 71,036	$ 286,099